ERNST & YOUNG L.L.P.
                   Certified Public Accountants & Consultants




                        CONSENT OF INDEPENDENT AUDITORS




     We consent to the reference to our firm under the captions "Financial Highlights" and "Reports" and "Finanical Statements" and to the use of our report dated May 18, 2001, which is incorporated by reference, in this Registration Statement (Form N-1A No. 2-94935) of Cortland Trust, Inc.



                                                     /s/ Ernst & Young LLP
                                                        Ernst & Young LLP


New York, New York
July 25, 2001